Liberty Asset Allocation Fund

77D Policies with respect to security investments

On December 16, 2002, the section THE FUND; PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities.

 The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iSharesSM. Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange (AMEX), are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions.

The Fund may invest up to 10% of its net assets in derivative instruments, such as options, futures and foreign currencies, for the purpose of hedging its portfolio, and may invest up to 10% of its net assets in REITs.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Liberty International Equity Fund (formerly Galaxy International Equity Fund) Liberty Global Thematic Equity Fund
Liberty European Thematic Equity Fund (Funds)

77I Terms of new or amended securities


On February 10, 2003, a redemption fee of 2% of redemption proceeds were imposed on redemptions (including redemptions by exchange) of Class Z shares of the Funds that were owned for 60 days or less. The redemption fee was deducted from your redemption proceeds and retained by the Funds to help cover the costs of short-term investments to the Funds and its long-term shareholders. The redemption fee does not apply to (i) shares purchased through reinvestment of dividends and distributions; (ii) shares redeemed by exchange into another fund distributed by Liberty Funds Distributor, Inc. that has a redemption fee; or
(iii) shares held for any client of Fleet National Bank (Fleet) or one of its subsidiaries through a discretionary asset management arrangement with Fleet or the subsidiary. In the case of 401(k) plans, the redemption fee is applied at the participant level or, for plans that are unable to apply the redemption fee at the participant level, the plan level. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 10, 2003 are not subject to the redemption fee. The Funds, in their sole discretion, may temporarily waive the redemption fee for 401(k) plans that are in the process of liquidating their Fund investment or adding the Fund as an investment option.

77I Terms of new or amended securities cont'd

Liberty Asset Allocation Fund (formerly Galaxy Asset Allocation Fund)
Liberty International Equity Fund (formerly Galaxy International Equity Fund) Liberty Equity Growth Fund (formerly Galaxy Equity Growth Fund)
Liberty Small Cap Fund (formerly Galaxy Small Cap Value Fund)
Liberty Small Company Equity Fund (formerly Galaxy Small Company
Equity Fund)(Funds)

Effective November 18, 2002 Classes A, B, C, G, T and Z were added to the Funds with the following features:

Class A Shares

Initial Sales Charge                5.75%
Contingent Deferred Sales Charge    1.00%; only applies to certain shares
                                    bought without an initial sales charge
                                    that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                              Amount Purchased                    Commission%
                              Less than $3 million                    1.00
                              $3 million to less than $5 million      0.80
                              $5 million to less than $25 million     0.50
                              $25 million or more                     0.25



12b-1 Fees                     The Funds may pay distribution and service
                               (12b-1) fees up to a maximum of 0.35% of the Funds' average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate of not more than 0.25% during the current fiscal year.


Class B Shares

Initial Sales Charge                        None

Purchases of less than $250,000
Holding period after purchase               CDSC as % deducted when shares sold

Through first year                          5.00
---------------------------------------------
Through second year                         4.00
----------------------------------------------
Through third year                          3.00
----------------------------------------------
Through fourth year                         3.00
----------------------------------------------
Through fifth year                          2.00
----------------------------------------------
Through sixth year                          1.00
-----------------------------------------------
Longer than six years                       0.00
-----------------------------------------------
Commission to financial advisors 4.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

Purchases of $250,000 to less than $500,000
Holding period after purchase           CDSC as % deducted when shares sold

Through first year                          3.00
Through second year                         2.00
Through third year                          1.00
Longer than three years                     0.00

Commission to financial advisors 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.


Purchases of $500,000 to less than $1 million
Holding period after purchase              CDSC as  % deducted when shares sold

Through first year                        3.00
Through second year                       2.00
Through third year                        1.00

Commission to financial advisors 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

12b-1 Fees                               1.00%


Class C Shares

Initial Sales Charge                     None
------------------------------------- -------------
Contingent Deferred Sales Charge       1.00% on redemptions made within one year
----------------------------------- ----------------
Commission to Selling Broker              1.00%

12b-1 Fees                                1.00%

Class T Shares

Initial Sales Charge                      5.75%
Contingent Deferred Sales Charge    1.00%; only applies to certain shares
                                    bought without an initial sales charge that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                   Amount Purchased                 Commission%
                                   Less than $3 million                  1.00
                                   $3 million to less than $5 million     0.80
                                   $5 million to less than $25 million    0.50
                                   $25 million or more                    0.25

12b-1 Fees                         0.00%

Class G Shares

Initial Sales Charge                        None

Holding period after purchase               CDSC as % deducted when shares sold

Through first year                       5.00
---------------------------------------------
Through second year                      4.00
----------------------------------------------
Through third year                       4.00
----------------------------------------------
Through fourth year                      4.00
----------------------------------------------
Through fifth year                       3.00
----------------------------------------------
Through sixth year                       2.00

Through seventh year                     1.00
-----------------------------------------------
Longer than seven years                   0.00
-------------------------------------------------
Commission to financial advisors 4.00%.
Automatic conversion to Class T shares occurs eight years after purchase.

12b-1 Fees                     The Funds may pay distribution and service
                               (12b-1) fees up to a maximum of 1.15% of the Funds' average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.95% during the current fiscal year.

Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.

Liberty Strategic Equity Fund (formerly Galaxy Strategic Equity Fund) Liberty Equity Value Fund (formerly Galaxy Equity Value Fund) (Funds)


Effective November 25, 2002, Classes A, B, C, G, T and Z were added to the Funds with the following features:

Class A Shares

Initial Sales Charge                 5.75%

Contingent Deferred Sales Charge     1.00%; only applies to certain shares
                                     bought without an initial sales charge
                                     that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                Amount Purchased                   Commission%
                                Less than $3 million                   1.00
                                $3 million to less than $5 million     0.80
                                $5 million to less than $25 million    0.50
                                $25 million or more                    0.25

12b-1 Fees                     The Funds may pay distribution and service
                               (12b-1) fees up to a maximum of 0.35% of the Funds' average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.


Class B Shares

Initial Sales Charge                        None

Purchases of less than $250,000
Holding period after purchase               CDSC as % deducted when shares sold

Through first year                         5.00
---------------------------------------------
Through second year                        4.00
----------------------------------------------
Through third year                         3.00
----------------------------------------------
Through fourth year                        3.00
----------------------------------------------
Through fifth year                         2.00
----------------------------------------------
Through sixth year                         1.00
-----------------------------------------------
Longer than six years                      0.00
-------------------------------------------------
Commission to financial advisors 4.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

Purchases of $250,000 to less than $500,000

Holding period after purchase           CDSC as % deducted when shares sold

Through first year                          3.00
Through second year                         2.00
Through third year                          1.00
Longer than three years                     0.00

Commission to financial advisors 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million
------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold

Through first year                          3.00
Through second year                         2.00
Through third year                          1.00

Commission to financial advisors 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

12b-1 Fees                                       1.00%
----------------------------------------- ------------
Class C Shares

Initial Sales Charge                             None
------------------------------------- -------------
Contingent Deferred Sales Charge      1.00% on redemptions made within one year
----------------------------------- ----------------
Commission to Selling Broker            1.00%

12b-1  Fees                             1.00%

Class T Shares

Initial Sales Charge                5.75%
Contingent Deferred Sales Charge    1.00%; only applies to certain shares
                                    bought without an initial sales charge that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                   Amount Purchased                 Commission%
                                   Less than $3 million                  1.00
                                   $3 million to less than $5 million    0.80
                                   $5 million to less than $25 million   0.50
                                   $25 million or more                   0.25

12b-1 Fees                          0.00%

Class G Shares

Initial Sales Charge                        None

Holding period after purchase               CDSC as % deducted when shares sold

Through first year                        5.00
---------------------------------------------
Through second year                       4.00
----------------------------------------------
Through third year                        4.00
----------------------------------------------
Through fourth year                       4.00
----------------------------------------------
Through fifth year                        3.00
----------------------------------------------
Through sixth year                        2.00

Through seventh year                      1.00
-----------------------------------------------
Longer than seven years                   0.00

Commission to financial advisors 4.00%.
Automatic conversion to Class T shares occurs eight years after purchase.

12b-1 Fees                     The Funds may pay distribution and service
                               (12b-1) fees up to a maximum of 1.15% of the Funds' average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.95% during the current fiscal year.

Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.

Liberty Large Cap Core Fund (formerly Growth and Income Fund)(Fund)

Effective December 9, 2002, Classes A, B, C, G, T and Z were added to the Fund with the following features:

Class A Shares

Initial Sales Charge                5.75%

Contingent Deferred Sales Charge     1.00%; only applies to certain shares
                                     bought without an initial sales charge
                                     that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                    Amount Purchased                Commission%
                                    Less than $3 million                1.00
                                    $3 million to less than $5 million  0.80
                                    $5 million to less than $25 million 0.50
                                    $25 million or more                 0.25

12b-1 Fees                     The Fund may pay distribution and service
                               (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate of not more than 0.25% during the current fiscal year.


Class B Shares

Initial Sales Charge                        None

Purchases of less than $250,000
Holding period after purchase               CDSC as % deducted when shares sold

Through first year                        5.00
---------------------------------------------
Through second year                       4.00
----------------------------------------------
Through third year                        3.00
----------------------------------------------
Through fourth year                       3.00
----------------------------------------------
Through fifth year                        2.00
----------------------------------------------
Through sixth year                        1.00
-----------------------------------------------
Longer than six years                     0.00
-------------------------------------------------
Commission to financial advisors 4.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

Purchases of $250,000 to less than $500,000

Holding period after purchase           CDSC as % deducted when shares sold

Through first year                             3.00
Through second year                            2.00
Through third year                             1.00
Longer than three years                        0.00

Commission to financial advisors 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.


Purchases of $500,000 to less than $1 million
------------------------------------------------
Holding period after purchase              CDSC as  % deducted when shares sold

Through first year                         3.00
Through second year                        2.00
Through third year                         1.00

Commission to financial advisors 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

12b-1 Fees                                 1.00%
----------------------------------------- ------------
Class C Shares

Initial Sales Charge                       None
------------------------------------- -------------
Contingent Deferred Sales Charge      1.00% on redemptions made within one year
----------------------------------- ----------------
Commission to Selling Broker            1.00%

12b-1  Fees                             1.00%

Class T Shares

Initial Sales Charge                5.75%
Contingent Deferred Sales Charge    1.00%; only applies to certain shares
                                    bought without an initial sales charge that are sold within 18 months of purchase.

Commission to Selling Broker        Purchases of $1 million or more, financial
                                    advisors receive a commission from the
                                    Distributor as follows:

                                 Amount Purchased                  Commission%
                                 Less than $3 million                   1.00
                                 $3 million to less than $5 million     0.80
                                 $5 million to less than $25 million    0.50
                                 $25 million or more                    0.25

12b-1 Fees                                          0.00%

Class G Shares

Initial Sales Charge                        None

Holding period after purchase               CDSC as % deducted when shares sold

Through first year                          5.00
---------------------------------------------
Through second year                         4.00
----------------------------------------------
Through third year                          4.00
----------------------------------------------
Through fourth year                         4.00
----------------------------------------------
Through fifth year                          3.00
----------------------------------------------
Through sixth year                          2.00

Through seventh year                        1.00
-----------------------------------------------
Longer than seven years                     0.00
-------------------------------------------------
Commission to financial advisors 4.00%.
Automatic conversion to Class T shares occurs eight years after purchase.

12b-1 Fees                     The Fund may pay distribution and service
                               (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.95% during the current fiscal year.

Class Z shares are offered at Net Asset Value without any initial or contingent deferred sales charges or 12b-1 fees.


77M Mergers

Galaxy Equity Value Fund
On October 18, 2002, the shareholders of Galaxy Equity Value Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Equity Value Fund, in exchange for shares of Liberty Equity Value Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 25, 2002.

Galaxy Equity Growth Fund
On October 18, 2002, the shareholders of Galaxy Equity Growth Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Equity Growth Fund, in exchange for shares of Liberty Equity Growth Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 18, 2002.

Galaxy Small Cap Value Fund
On October 18, 2002, the shareholders of Galaxy Small Cap Value Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Small Cap Fund, in exchange for shares of Liberty Small Cap Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 18, 2002.

Galaxy Small Company Equity Fund
On October 18, 2002, the shareholders of Galaxy Small Company Equity Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Small Company Equity Fund, in exchange for shares of Liberty Small Company Equity Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 18, 2002.

Galaxy International Equity Fund
On October 18, 2002, the shareholders of Galaxy International Equity Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty International Equity Fund, in exchange for shares of Liberty International Equity Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 18, 2002.

Galaxy Asset Allocation Fund
On October 18, 2002, the shareholders of Galaxy Asset Allocation Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Asset Allocation Fund, in exchange for shares of Liberty Asset Allocation Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The merger took place on November 18, 2002.

(Agreement and Plan of Reorganization filed as Appendix A within the Funds' proxy statement dated August 23, 2002 herein incorporated by reference to Accession number 0000950135-02-003884)

77Q1 Exhibits

Management Agreement


                              MANAGEMENT AGREEMENT
                                     BETWEEN
                  LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST AND
                         FLEET INVESTMENT ADVISORS INC.

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints FLEET INVESTMENT ADVISORS INC., a New York corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Boston, Massachusetts ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Fund"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f) to make available to Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counter parties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Fund and shall provide such services and facilities as may be required for effective administration of Trust and Funds as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m) all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Fund listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Fund, a "majority of the outstanding shares" of that Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Fund, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund until the end of the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 18, 2002               LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:______________________________           By:
           Kevin S. Jacobs                          Jean S. Loewenberg
           Assistant Secretary                      Secretary





                         FLEET INVESTMENT ADVISORS INC.



Attest: ______________________________              By:
                                                        Joseph T. Turo
            Assistant Secretary                         Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
SCHEDULE A

The Funds of the Trust currently subject to this Agreement are as follows:


                                                                Effective                      End of
                                                                   Date                      Initial Term

Liberty Asset Allocation Fund                                 11/18/02                         07/31/03
Liberty International Equity Fund                             11/18/02                         07/31/03
Liberty Small Cap Fund                                        11/18/02                         07/31/03
Liberty Small Company Equity Fund                             11/18/02                         07/31/03
Liberty Strategic Equity Fund                                 11/25/02                         07/31/03
Liberty Equity Value Fund                                     11/25/02                         07/31/03
Liberty Large Cap Core Fund                                   12/09/02                         07/31/03
Liberty Equity Growth Fund                                    11/18/02                         07/31/03



Dated: November 18, 2002



                                       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                                By:
        ------------------------------------
          Kevin S. Jacobs                                  Jean S. Loewenberg
          Assistant Secretary                              Secretary


                         FLEET INVESTMENT ADVISORS INC.



Attest:                                                By:
        ------------------------------------
           Joseph T. Turo
           Assistant Secretary                             Assistant Secretary

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE B

Compensation pursuant to Section 7 of this Agreement shall be calculated in accordance with the following schedules applicable to average daily net assets of the Funds:

Schedule for all Funds but Liberty International Equity Fund
0.75%

Schedule for Liberty International Equity Fund 1.15% on first $50 million 0.95% on next $50 million 0.85% thereafter




Dated: November 18, 2002
                                       LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



Attest:                                                  By:
        ------------------------------------
            Kevin S. Jacobs                              Jean S. Loewenberg
            Assistant Secretary                          Secretary

                                         FLEET INVESTMENT ADVISORS INC.



Attest:                                                  By:
        ------------------------------------
                                                         Joseph T. Turo
            Assistant Secretary                          Assistant Secretary


                      LIBERTY-STEIN ROE FUNDS INCOME TRUST
                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                           LIBERTY FLOATING RATE FUND
                         LIBERTY-STEIN ROE ADVISOR TRUST

     Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 Amended and Restated as of May 22, 2001 and July 26, 2002 and November 1, 2002

Each Series (each a "Stein Roe Fund") of Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Funds Municipal Trust and Liberty-Stein Roe Advisor Trust, (each a "Trust") as set forth in
Schedule I, and Liberty- Floating Rate Fund ("Floating Rate Fund") may from time to time issue one or more of the following classes of shares as authorized by the Board of Trustees and as provided for herein: Class A shares, Class B shares, Class C shares, Class G shares, Class S shares Class T shares, and Class Z shares. Each class is subject to such investment minimums and other conditions of eligibility as set forth in the Stein Roe Fund's or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect. The differences in expenses among these classes of shares and the conversion and exchange features of each class of shares, are set forth below. These differences are subject to change, to the extent permitted by law and by the Declaration of Trust and By-laws of the applicable Trusts or the Floating Rate Fund (each as in effect from time to time), by action of the Board of Trustees.

Class A Shares

Class A shares of the Stein Roe Funds and Floating Rate Fund are offered at net asset value ("NAV") plus the initial sales charges described in the Stein Roe Fund's or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect, provided, however, that purchases of Stein Roe Advisor Young Investor Fund are offered at NAV without an initial sales charge. Initial sales charges may not exceed 6.50%, and may be reduced or waived as permitted by Rule 22d-1 under the Investment Company Act of 1940 (the "1940 Act") and as described in the Stein Roe Fund's or Floating Rate Fund's prospectus and statement of additional information from time to time in effect.

Purchases of $1 million to $25 million of Class A shares that are redeemed within 18 months from purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less. Purchases in excess of $25 million of Class A shares that are redeemed within 18 months from purchase are subject to a CDSC of 1.00% only on assets redeemed below the $25 million level. Notwithstanding the foregoing, purchases of Class A shares of Stein Roe Advisor Young investor Fund that are redeemed within three years from purchase are subject to a CDSC of up to 2% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class A shares of such Fund purchased with reinvested distributions are not subject to the CDSC. In each case, the CDSC may be reduced or waived as permitted by Rule 6c-10 under the 1940 Act and as described in the Stein Roe Fund's and Floating Rate Fund's prospectus and statement of additional information as from time to time in effect.

Class A shares pay distribution and service fees pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") as described in the Stein Roe Funds' and Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.10% and 0.25% per annum of the average daily net assets attributable to such class.

Class A shares pay service fees equaling a portion of the transfer agency fee attributable to that class as described in the Stein Roe Funds' and the Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Total transfer agency fees, including such service component, may not exceed 0.30% of average annual net assets attributable to the class.

Class A shares of the Stein Roe Funds and Floating Rate Fund may be exchanged, at the holder's option, for Class A shares of most other funds ("Liberty Funds") distributed by Liberty Funds Distributor, Inc. ("LFD") or its successor without the payment of a sales charge, except that if shares of any Stein Roe Fund, Floating Rate Fund or non-money market Liberty Fund are exchanged within five months after purchase for shares of another Stein Roe Fund, Floating Rate Fund or Liberty Fund with a higher sales charge, then the difference in sales charges must be paid on the exchange.

In addition, Class A shares of Stein Roe Funds or Floating Rate Fund may be exchanged, at the holder's option, for Class A shares of any other Liberty Fund offering Class A shares, without the payment of a CDSC. The holding period for determining the CDSC will include the holding period of the shares exchanged. If the Class A shares received in the exchange are subsequently redeemed, the amount of the CDSC, if any, will be determined by the schedule of the Liberty Fund in which the original investment was made.

Class B shares

Class B shares are offered at NAV, without an initial sales charges. Class B shares that are redeemed within the period of time after purchase (not more than 8 years) specified in each Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect are subject to a CDSC of up to 5% of either the purchase price or the NAV of the shares redeemed, whichever is less; such percentage may be lower for certain Funds or for purchases of certain minimum amounts and declines the longer the shares are held, all as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect. Class B shares purchased with reinvested distributions are not subject to a CDSC. The CDSC is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect.

Class B shares pay distribution and service fees pursuant to a 12b-1 Plan as described in Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class B shares pay service fees equaling a portion of the transfer agency fee attributable to that class as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Total transfer agency fees, including such service component, may not exceed 0.30% of average annual net assets attributable to the class.

Class B shares automatically convert to Class A shares of the same Stein Roe Fund or Floating Rate Fund eight years or fewer after purchase (as set forth in Schedule II), except that Class B shares purchased through the investment of dividends and other distributions on Class B shares convert to Class A shares proportionally to the amount of Class B shares otherwise being converted.

Class B shares of Stein Roe Funds and Floating Rate Fund may be exchanged, at the holder's option, for Class B shares of any other Liberty Fund without the payment of a CDSC. The holding period for determining the CDSC and the conversion to Class A shares will include the holding period of the shares exchanged. If the Class B shares received in the exchange are subsequently redeemed, the amount of the CDSC, if any, will be determined by the schedule of the Liberty Fund in which the original investment was made, except if additional purchases of Class B shares exceed a CDSC reduction level as described in the exchanged Fund's prospectus from time to time, the shares in excess of the CDSC reduction level will receive the applicable lower CDSC and reduced holding period.

Class C Shares

Class C shares are offered at NAV without an initial sales charge. Class C shares that are redeemed within up to one years from purchase may be subject to a CDSC of 1% of either the purchase price or the NAV of the shares redeemed, whichever is less. Class C shares purchased with reinvested distributions are not subject to a CDSC. The CDSC may be reduced or waived in certain circumstances as permitted by Rule 6c-10 under the 1940 Act and as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information as from time to time in effect.

Class C shares pay distribution and service fees pursuant to a 12b-1 Plan as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Such fees may be in amounts up to but may not exceed, respectively, 0.75% and 0.25% per annum of the average daily net assets attributable to such class.

Class C shares pay service fees equaling a portion of the transfer agency fee attributable to that class as described in the Stein Roe Funds' or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Total transfer agency fees, including such service component, may not exceed 0.30% of average annual set assets attributable to the class.

Class C shares of Stein Roe Funds or Floating Rate Fund may be exchanged, at the holder's option, for Class C shares of any other Liberty Fund, offering Class C shares, without the payment of a CDSC. The holding period for determining the CDSC will include the holding period of the shares exchanged. If the Class C shares received in the exchange are subsequently redeemed, the amount of the CDSC, if any, will be determined by the schedule of the Liberty Fund in which the original investment was made. Only one exchange of any Liberty Fund Class C shares may be made in any three month period. For this purpose, an exchange into a Liberty Fund and a prior or subsequent exchange out of a Liberty Fund constitutes "one exchange".

                                 Class G shares

I.  Equity Funds

Class G shares of the Equity Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail B shares prior to a merger transaction.

Class G shares of the Equity Funds, redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

Class G shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Class G Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Class G Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Class G Shares.

The total fees payable to Class G shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class shall be initially limited to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of Service Organizations.

Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customers inquiries and providing information on their investments.

Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Class G Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Class G Shares; (d) processing dividend payments; (e) providing sub-accounting services for Class G shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, divided and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

II.  Bond Funds

Class G shares of the Bond Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail B shares prior to a merger transaction.

Class G shares of the Bond Funds, redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

Class G shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Class G Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Class G Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Class G shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Class G Shares.

The total fees payable by Class G shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class shall be initially limited to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of Service Organizations.

Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Class G Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Class G Shares; (d) processing dividend payments; (e) providing subaccounting services for Class G shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

Class S shares

Class S shares are offered at NAV, without an initial sales charge, 12b-1 fee or CDSC. Class S shares of Stein Roe Funds may be exchanged for Class Z shares of any Liberty fund.

Class S Shares pay service fees equaling a portion of the transfer agency fee attributable to that class as described in the Stein Roe Funds or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Total transfer agency fees may not exceed 0.30% of average annual net assets attributable to the class.

                        Class T shares (all other funds)

I.  Equity Funds

Class T shares of the Equity Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail A shares prior to a merger transaction.

Class T shares of the Equity Funds shall be subject to a front-end sales charge which shall not exceed 5.75% of the offering price of Class T shares of those Funds (subject to the reductions and exemptions described in the prospectus and statement of additional information ("SAI") for such Shares). When the aggregate offering price of Class T shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Class T shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class T shares are redeemed within one year of purchase.

Class T shares of the Equity Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

Class T shares of the Equity Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Class T shares ; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Class T shares .

The total fees payable by Class T shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class shall be initially limited to an amount which shall not exceed .30% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions.

II.  Bond Funds

Class T shares of the Bond Funds shall be offered to former Galaxy Fund shareholders who held Galaxy Retail A shares prior to a merger transaction.

Class T shares of the Bond Funds shall be subject to a front-end sales charge which shall not exceed 4.75% of the offering price of Class T shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Class T shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Class T shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Class T shares are redeemed within one year of purchase.

Class T shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

Class T shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Class T shares ; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Class T shares .

The total fees payable by Class T shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class shall be limit to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Class T shares beneficially owned by Customers of Institutions.


Class Z shares

Class Z shares are offered at NAV, without an initial sales charge, 12b-1 fee or CDSC. Class Z shares of a Stein Roe Fund or the Floating Rate Fund may be exchanged for the Class A or Class Z shares of another Liberty Fund unless such exchange is limited by a Fund's prospectus.

Class Z shares pay service fees equaling a portion of the transfer agency fee attributable to that class as described in the Stein Roe Funds or Floating Rate Fund's prospectus and statement of additional information in effect from time to time. Total transfer agency fees may not exceed 0.30% of average annual net assets attributable to the class.

Schedule I


Liberty-Stein Roe Funds Investment Trust
         Stein Roe International Fund
         Stein Roe Balanced Fund
         Liberty Growth Stock Fund
         Liberty Young Investor Fund
         Stein Roe Capital Opportunities Fund
         Liberty Midcap Growth Fund
         Liberty Global Thematic Equity Fund
         Liberty European Thematic Equity Fund
         Liberty Asset Allocation Fund
         Liberty Strategic Equity Fund
         Liberty Large Cap Core Fund
         Liberty International Equity Fund
         Liberty Equity Growth Fund
         Liberty Equity Value Fund
         Liberty Small Cap Fund
         Liberty Small Company Equity Fund

Liberty-Stein Roe Funds Income Trust
         Liberty Income Fund
         Liberty Intermediate Bond Fund

Liberty-Stein Roe Funds Municipal Trust
         Stein Roe Intermediate Municipals Fund
         Liberty Managed Municipals Fund
         Liberty High-Yield Municipals Fund


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1 Advisor Trust adopted a Rule 18f-3 Plan effective September 18, 1997, and amended and restated effective February 4, 1998. The other Trusts adopted a separate plan effective August 3, 1999. Each of these Plans was amended in December, 1999 with respect to B share breakpoints. The two separate plans are now being combined in this single plan and are being amended and restated.